(2_FIDELITY_LOGOS)FIDELITY

MID-CAP STOCK
FUND
ANNUAL REPORT
APRIL 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first four months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1997                 PAST 1   LIFE OF
                                             YEAR     FUND

Fidelity Mid-Cap Stock                       5.03%    67.59%

S&P MidCap 400(registered trademark)         10.12%   52.27%

Mid-Cap Funds Average                        1.10%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 29, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, unmanaged index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 180 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1997    PAST 1   LIFE OF
                                YEAR     FUND

Fidelity Mid-Cap Stock          5.03%    18.17%

S&P MidCap 400                  10.12%   14.56%

Mid-Cap Funds Average           1.10%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
            Mid-Cap Stock               SP MidCap 400
             00337                       SP004
  1994/03/29      10000.00                    10000.00
  1994/03/31       9780.00                     9631.19
  1994/04/30       9840.00                     9702.46
  1994/05/31       9890.00                     9610.29
  1994/06/30       9690.00                     9279.69
  1994/07/31       9930.00                     9594.28
  1994/08/31      10740.00                    10097.02
  1994/09/30      10990.00                     9908.20
  1994/10/31      11180.00                    10016.20
  1994/11/30      10720.00                     9564.47
  1994/12/31      10846.15                     9652.27
  1995/01/31      10927.24                     9752.75
  1995/02/28      11464.48                    10263.99
  1995/03/31      11860.51                    10442.07
  1995/04/30      12195.61                    10651.75
  1995/05/31      12378.39                    10908.78
  1995/06/30      12984.78                    11352.87
  1995/07/31      13715.88                    11945.15
  1995/08/31      14004.20                    12166.02
  1995/09/30      14302.82                    12460.92
  1995/10/31      14014.50                    12140.30
  1995/11/30      14539.66                    12670.47
  1995/12/31      14525.66                    12638.92
  1996/01/31      14977.57                    12822.31
  1996/02/29      15397.20                    13258.14
  1996/03/31      15386.44                    13416.97
  1996/04/30      15956.71                    13826.73
  1996/05/31      16666.85                    14013.66
  1996/06/30      16158.58                    13803.32
  1996/07/31      15221.85                    12869.52
  1996/08/31      16080.52                    13611.71
  1996/09/30      17073.01                    14205.18
  1996/10/31      16638.10                    14246.52
  1996/11/30      17429.86                    15049.02
  1996/12/31      17157.68                    15065.73
  1997/01/31      17731.94                    15631.30
  1997/02/28      17274.87                    15502.81
  1997/03/31      16325.58                    14841.92
  1997/04/30      16759.21                    15226.77
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by April 30, 1997, the value of the investment would have grown to $16,759 - a 67.59% increase on the initial investment. For comparison, look at how the S&P MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $15,227 - a 52.27% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups
and downs, you may have a
gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the U.S. stock
market's upward climb during the
12 months that ended April 30,
1997. The Standard & Poor's 500
Index returned 25.13% during the
period - well above its long-term
average of about 11%. The stock
market spent much of the period
breaking price and trading
volume records. Solid corporate
earnings, large inflows into mutual
funds, widespread optimism,
moderate economic growth, low
inflation and a generally favorable
interest rate environment
propelled share prices higher. In
February, however, Federal
Reserve Board Chairman Alan
Greenspan indicated the Fed's
inclination to raise short-term
interest rates to head off inflation
that might be caused by a tight
labor market. Because higher
interest rates tend to slow
economic growth and increase
borrowing costs, the stock market
faltered as the Fed's March 25
Open Market Committee
approached. At that meeting, the
Fed raised a key short-term
interest rate. The stock market,
already at historically high
valuations following sizable gains,
reacted coolly. It sold off sharply
through mid-April, when positive
news on the inflation front
emerged. The market recovered
from that point, almost regaining
the peak it had reached in March,
when the Dow Jones Industrial
Average closed above 7000 for
the first time.
NOTE TO SHAREHOLDERS: Katherine Collins became Portfolio Manager of Fidelity Mid-Cap Stock Fund on January 7, 1997.
Q. HOW DID THE FUND PERFORM, KATHERINE?
A. During the 12 months that ended April 30, 1997, the fund had a total return of 5.03%, compared to a 10.12% return for the Standard & Poor's MidCap 400 Index and a 1.10% return for the mid-cap funds average monitored by Lipper Analytical Services.
Q. WHAT WERE THE KEY FACTORS AFFECTING THE FUND'S PERFORMANCE?
A. In general, mid-cap stocks underperformed large-cap stocks, reflecting uncertainty about the direction of the economy and a subsequent flight to large, high-quality companies, with more investment activity centering around "S&P 500"-type index funds. In addition, mid-cap companies' earnings growth was not as good as that of large-cap companies during the last two quarters.
Q. WHICH STOCKS PERFORMED WELL?
A. For the year, contributors to the fund's performance included Cytec Industries and Wisconsin Central Transportation. Cytec is a specialty chemical producer spun off from American Cyanamid several years ago. This company is an example of what I consider to be an overlooked, undervalued company that has continued to grow earnings consistently and has produced excellent cash flows. Wisconsin Central is a regional railroad operator in the U.S. that has made several attractive acquisitions in the United Kingdom, New Zealand and the U.S.
Q. TECHNOLOGY IS STILL THE LARGEST SECTOR IN THE PORTFOLIO. WHAT'S BEEN HAPPENING THERE?
A. Technology represents the largest portion of companies in the mid-cap universe. Still, I cut the percentage held by the fund down a bit. As the period was winding down, we were heading into a seasonally weak time for technology stocks, so I positioned the fund somewhat more conservatively by buying more technical service companies and companies with recurring revenue streams. For example, Keane, the fund's largest holding as of April 30, 1997, is a company based in Massachusetts that does outsourcing of computer systems-related work. One part of Keane's business that has grown rapidly has been its work with client firms to eliminate "Year 2000" computer problems.
Q. WHAT WERE THE DISAPPOINTMENTS DURING THE PERIOD?
A. Toward the end of 1996, casinos and wireless telecommunications were disappointments, and in the beginning of 1997 many technology and financial stocks performed poorly. Several gaming companies experienced disruptions due to building new facilities, and earnings fell short of investors' expectations. In the wireless companies, increased competition and lower pricing resulted in poor financial performance. Specific stocks that were disappointing during the year included Sun International, a casino company with several facilities, including an island in the Caribbean, and Sitel Corp., a company that does teleservice outsourcing - call centers - for other companies. After Sitel's competitor had prices reduced by a key customer, some observers concluded that the entire industry's pricing was going to fall, which hurt Sitel. But Sitel has much less customer concentration than its competitors, and it has expanded overseas as well. Pricing is an issue to watch, but I believe that it's much less important than the expansion and diversified growth of the company.
Q. KATHERINE, WHAT'S YOUR OUTLOOK?
A. I'm very optimistic in my outlook for this market. The mid-cap stock universe offers many opportunities for growth, and as a group these stocks look inexpensive compared to large-cap companies. This universe is truly designed for stock picking; no matter what the universe does as a whole, there are great opportunities to make money.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of
capital by investing mainly in
equity securities of
companies with
medium-sized market
capitalizations
FUND NUMBER: 337
TRADING SYMBOL: FMCSX
START DATE: March 29, 1994
SIZE: as of April 30, 1997,
more than $1.1 billion
MANAGER: Katherine Collins,
since January 1997; manager,
Fidelity Advisor Mid Cap
Fund, since January 1997;
Fidelity Select Leisure
Portfolio, Fidelity Select
Consumer Industries
Portfolio and Fidelity Advisor
Consumer Industries
Portfolio, 1996 - January
1997; Fidelity Select
Construction and Housing
Portfolio, 1992-1994; joined
Fidelity in 1990
(checkmark)
KATHERINE COLLINS ON WHY
INVESTING IN MID-CAP FUNDS CAN
MAKE SENSE IN A
LARGE-CAP-LED MARKET:
"First, it's good diversification.
Second, the stocks are very
attractive relative to
large-cap stocks on a variety
of valuation measures. Third,
this is a dynamic, exciting part
of the market; these
companies often are the
innovators, the ones that are
inventing new products and
services in order to become
the market leaders of
tomorrow. Fourth, and most
importantly, this fund is
especially well-suited to take
advantage of Fidelity's
internal research capabilities.
The average mid-cap stock has
less than half as many Wall
Street analysts covering it as a
large-cap stock, so there are
many more inefficiencies and
knowledge gaps in the mid-cap
market to be exploited. With
over 3000 companies to
explore in this universe,
Fidelity's combination of
analytical, technical and
human resources is an
enormous advantage."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1997
                                         % OF FUND'S    % OF FUND'S
                                         INVESTMENTS    INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

Keane, Inc.                              1.4            0.4

Cytec Industries, Inc.                   1.3            2.5

Flores & Rucks, Inc.                     1.3            0.4

Evergreen Media Corp. Class A            1.3            0.0

Wisconsin Central Transportation Corp.   1.3            1.6

CVS Corp.                                1.2            0.0

TJX Companies, Inc.                      1.2            0.0

USA Waste Services, Inc.                 1.2            0.0

Tosco Corp.                              1.2            0.0

Safeway, Inc.                            1.2            0.0

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Technology           14.0           19.9

Media & Leisure      12.2           7.7

Retail & Wholesale   9.6            9.9

Health               9.4            6.1

Finance              9.2            10.3

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997 * AS OF OCTOBER 31, 1996 **
Row: 1, Col: 1, Value: 4.6
Row: 1, Col: 2, Value: 95.40000000000001
Stocks 93.9%
Bonds 1.2%
Short-term
investments 4.9%

FOREIGN
INVESTMENTS 3.0%
Stocks 95.4%
Bonds 0.0%
Short-term
investments 4.6%

FOREIGN
INVESTMENTS 1.6%
Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 93.40000000000001
*
**
INVESTMENTS APRIL  30, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.8%
AEROSPACE & DEFENSE - 2.9%
BE Aerospace, Inc. (a)  230,700 $ 5,681
Doncasters PLC sponsored ADR  62,300  1,402
Gulfstream Aerospace Corp. (a)  196,600  5,013
Harsco Corp.  163,300  6,022
Rohr Industries, Inc. (a)  242,500  3,789
Sundstrand Corp.  22,900  1,116
Thiokol Corp.  69,500  4,535
Wyman-Gordon Co. (a)  202,400  4,250
  31,808
DEFENSE ELECTRONICS - 0.6%
Litton Industries, Inc. (a)  146,600  6,212
SHIP BUILDING & REPAIR - 0.3%
Avondale Industries, Inc. (a)  217,400  3,859
TOTAL AEROSPACE & DEFENSE   41,879
BASIC INDUSTRIES - 5.8%
CHEMICALS & PLASTICS - 2.5%
Cytec Industries, Inc. (a)  375,500  14,128
Goodrich (B.F.) Co.  19,400  774
Praxair, Inc.  39,400  2,034
Sealed Air Corp. (a)  115,500  5,342
Valspar Corp.  180,000  5,130
  27,408
IRON & STEEL - 1.1%
Hexcel Corp. (a)  407,100  7,277
SPS Technologies, Inc. (a)  76,200  5,144
  12,421
METALS & MINING - 0.8%
IMCO Recycling, Inc.  263,100  3,947
Superior Telecom, Inc. (a)  196,700  4,229
  8,176
PACKAGING & CONTAINERS - 0.3%
Owens-Illinois, Inc. (a)  102,900  2,778
Silgan Holdings, Inc.  500  13
  2,791
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - 1.1%
Chesapeake Corp.  153,500 $ 5,238
Georgia-Pacific Corp.  38,900  3,034
Mead Corp.  15,500  870
Mercer International, Inc. (SBI)  284,100  2,344
Willamette Industries, Inc.  15,500  988
  12,474
TOTAL BASIC INDUSTRIES   63,270
CONSTRUCTION & REAL ESTATE - 2.9%
BUILDING MATERIALS - 2.6%
Carlisle Companies, Inc.   181,400  5,102
Elcor Corp.   223,300  5,834
Masco Corp.   267,300  10,091
Sherwin-Williams Co.   252,100  7,626
  28,653
CONSTRUCTION - 0.3%
Lennar Corp.  115,600  3,107
TOTAL CONSTRUCTION & REAL ESTATE   31,760
DURABLES - 3.5%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Danaher Corp.   7,700  348
Gentex Corp. (a)  78,900  1,420
Intermet Corp.   352,500  4,362
  6,130
HOME FURNISHINGS - 2.0%
Haverty Furniture Companies, Inc.   78,300  862
Leggett & Platt, Inc.   305,300  10,609
Miller (Herman), Inc.   214,400  6,941
Stanley Furniture Co, Inc. (a)  188,300  3,766
  22,178
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.9%
Liz Claiborne, Inc.  138,500 $ 6,267
Reebok International Ltd.  94,200  3,603
  9,870
TOTAL DURABLES   38,178
ENERGY - 6.7%
ENERGY SERVICES - 1.8%
ENSCO International, Inc. (a)  192,400  9,139
Falcon Drilling, Inc. (a)  79,500  3,041
Transocean Offshore, Inc.  113,697  6,893
  19,073
OIL & GAS - 4.9%
Cabot Oil & Gas Corp. Class A  289,600  4,851
Chesapeake Energy Corp. (a)  347,200  5,251
Coastal Corp. (The)  120,000  5,700
Cooper Cameron Corp. (a)  55,700  3,969
Flores & Rucks, Inc. (a)  316,100  13,790
Petsec Energy Ltd. sponsored ADR (a)  150,000  3,225
Tosco Corp.  428,100  12,682
Vintage Petroleum, Inc.  161,400  4,560
  54,028
TOTAL ENERGY   73,101
FINANCE - 9.2%
BANKS - 0.8%
U.S. Bancorp  146,300  8,357
CREDIT & OTHER FINANCE - 2.1%
Associates First Capital Corp.  116,600  5,976
Beneficial Corp.  63,400  4,058
Fleet Financial Group, Inc.  133,200  8,125
Household International, Inc.  51,400  4,523
  22,682
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - 4.9%
Allmerica Financial Corp.  244,300 $ 8,795
AMBAC, Inc.   134,400  8,702
American Bankers Insurance Group, Inc.   112,500  5,948
Equitable of Iowa Companies  106,600  5,210
MBIA, Inc.  99,000  9,640
Protective Life Corp.  154,800  6,850
UNUM Corp.  113,820  8,764
  53,909
SAVINGS & LOANS - 1.1%
Coast Savings Financial, Inc. (a)  100,600  4,049
Great Western Financial Corp.  200,000  8,400
  12,449

SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.  106,900  3,621
TOTAL FINANCE   101,018
HEALTH - 9.4%
DRUGS & PHARMACEUTICALS - 0.6%
Cytyc Corp. (a)  330,600  7,025
MEDICAL EQUIPMENT & SUPPLIES - 5.4%
Becton, Dickinson & Co.  155,300  7,144
Biopsys Medical, Inc.  149,700  3,069
Boston Scientific Corp. (a)  184,100  8,883
Cardinal Health, Inc.  56,437  3,005
Heartport, Inc. (a)  240,200  6,155
InControl, Inc. (a)  200,000  1,775
McKesson Corp.  107,900  7,809
Medtronic, Inc.  145,500  10,076
St. Jude Medical, Inc. (a)  333,150  10,827
  58,743
MEDICAL FACILITIES MANAGEMENT - 3.4%
Cambridge Heart, Inc.  38,500  366
HEALTHSOUTH Rehabilitation Corp. (a)  307,200  6,067
Health Management Associates, Inc. Class A (a)  188,900  5,053
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - CONTINUED
Humana, Inc. (a)  502,400 $ 10,927
Oxford Health Plans, Inc. (a)  76,900  5,066
Tenet Healthcare Corp. (a)  357,200  9,287
  36,766
TOTAL HEALTH   102,534
INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%
ELECTRICAL EQUIPMENT - 1.9%
Adtran, Inc. (a)  18,600  551
Cherry Corp. Class B (a)  41,100  452
General Electric Co.  38,700  4,291
Harris Corp.  67,700  5,788
Westinghouse Electric Corp.  575,000  9,775
  20,857
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Stanley Works  211,600  8,226
Tyco International Ltd.  179,100  10,925
  19,151
POLLUTION CONTROL - 1.8%
USA Waste Services, Inc. (a)  389,900  12,769
United Waste Systems, Inc.  191,800  6,473
  19,242
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   59,250
MEDIA & LEISURE - 12.2%
BROADCASTING - 5.0%
American Radio Systems Corp. Class A  223,700  6,543
Chancellor Broadcasting Co. Class A (a)  111,100  3,111
Clear Channel Communications, Inc. (a)  260,700  12,644
Evergreen Media Corp. Class A (a)  425,400  13,772
HSN, Inc. (a)  317,700  7,466
Heftel Broadcasting Corp. Class A (a)  75,900  3,795
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Univision Communications, Inc. Class A (a)  100,900 $ 3,431
Westwood One, Inc. (a)  185,600  4,431
  55,193
ENTERTAINMENT - 0.5%
Premier Parks, Inc. (a)  189,200  5,605
LEISURE DURABLES & TOYS - 1.9%
Callaway Golf Co.  150,300  4,490
Galoob (Lewis) Toys, Inc. (a)  185,700  3,134
Harley-Davidson, Inc.  130,000  5,135
Mattel, Inc.  302,500  8,432
  21,191
LODGING & GAMING - 2.4%
Bristol Hotel Co. (a)  117,800  4,447
Doubletree Corp. (a)  79,000  3,318
Mirage Resorts, Inc. (a)  448,100  9,018
Sun International Hotels Ltd. Ord. (a)  294,000  8,930
  25,713
PUBLISHING - 1.0%
Meredith Corp.  155,000  3,643
Times Mirror Co. Class A  126,000  6,962
  10,605
RESTAURANTS - 1.4%
Rainforest Cafe, Inc. (a)  252,800  6,036
Starbucks Corp. (a)  290,700  8,685
  14,721
TOTAL MEDIA & LEISURE   133,028
NONDURABLES - 4.7%
BEVERAGES - 0.8%
Coors (Adolph) Co. Class B  381,700  8,731
FOODS - 0.6%
Tyson Foods, Inc.  315,900  6,318
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 1.2%
Alberto-Culver Co. Class A  76,500 $ 1,893
Clorox Co.  47,700  6,076
Safeskin Corp. (a)  252,700  5,654
  13,623
TOBACCO - 2.1%
Dimon, Inc.  19,650  388
Philip Morris Companies, Inc.  177,200  6,977
RJR Nabisco Holdings Corp.  245,200  7,295
Schweitzer-Mauduit International, Inc.  181,500  5,921
Universal Corp.  72,300  2,024
  22,605
TOTAL NONDURABLES   51,277
PRECIOUS METALS - 0.5%
Getchell Gold Corp. (a)  155,600  5,971
RETAIL & WHOLESALE - 9.6%
APPAREL STORES - 3.3%
Gymboree Corp. (a)  167,400  4,635
Kenneth Cole Productions, Inc. Class A (a)  288,200  4,791
Payless ShoeSource, Inc. (a)  153,400  6,520
Ross Stores, Inc.  257,900  7,253
TJX Companies, Inc.  274,100  12,951
  36,150
DRUG STORES - 2.5%
CVS Corp.  266,900  13,245
Revco (D.S.), Inc. (a)  126,100  5,485
Rite Aid Corp.  196,800  9,053
  27,783
GENERAL MERCHANDISE STORES - 0.6%
Neiman-Marcus Group, Inc. (a)  125,800  3,302
Proffitts, Inc. (a)  77,400  2,893
  6,195
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 1.2%
Safeway, Inc. (a)  283,800 $ 12,665
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
Gadzooks, Inc. (a)  134,100  3,738
Guitar Center, Inc.  201,200  2,842
Toys "R" Us, Inc. (a)  322,000  9,177
Williams-Sonoma, Inc. (a)  106,300  3,295
Zale Corp. (a)  145,900  2,699
  21,751
TOTAL RETAIL & WHOLESALE   104,544
SERVICES - 5.1%
ADVERTISING - 1.3%
ADVO, Inc. (a)  215,100  2,608
American List Corp.  77,800  1,799
Omnicom Group, Inc.  178,100  9,439
  13,846
EDUCATIONAL SERVICES - 0.2%
Strayer Education, Inc.  82,200  2,117
LEASING & RENTAL - 0.0%
Hertz Corp. Class A  4,600  133
PRINTING - 0.7%
Donnelley (R.R.) & Sons Co.  224,100  7,675
SERVICES - 2.9%
ADT Ltd. (a)  5,900  162
AccuStaff, Inc. (a)  401,800  7,333
CDI Corp. (a)  184,000  6,969
Learning Tree International, Inc. (a)  130,200  4,101
National Service Industries, Inc.  115,400  4,861
Sitel Corp. (a)  472,900  4,670
Snyder Communications, Inc. (a)  179,100  3,716
  31,812
TOTAL SERVICES   55,583
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 14.0%
COMMUNICATIONS EQUIPMENT - 0.5%
Aspect Telecommunications Corp. (a)  334,600 $ 5,939
COMPUTER SERVICES & SOFTWARE - 7.5%
Acxiom Corp. (a)  83,900  1,101
Adobe Systems, Inc.  123,100  4,816
BMC Software, Inc.  27,000  1,168
Cadence Design Systems, Inc. (a)  193,300  6,186
Ceridian Corp. (a)  199,200  6,648
Computer Learning Centers, Inc. (a)  258,100  6,872
Equifax, Inc.  237,200  6,820
Keane, Inc. (a)  337,300  15,642
McAfee Associates, Inc. (a)  152,800  8,519
PeopleSoft, Inc. (a)  97,200  4,034
Sabre Group Holdings, Inc. Class A (a)  276,500  7,085
Scopus Technology, Inc. (a)  233,900  6,257
SunGard Data Systems, Inc. (a)  144,900  6,430
  81,578
COMPUTERS & OFFICE EQUIPMENT - 1.4%
Quantum Corp. (a)  171,700  7,158
Symbol Technologies, Inc.  250,650  8,115
Wang Laboratories, Inc. (a)  21,100  367
  15,640
ELECTRONIC INSTRUMENTS - 0.8%
Elscint Ltd. (a)  149,900  1,124
Lam Research Corp. (a)   115,500  3,350
Perkin-Elmer Corp.  60,000  4,358
  8,832
ELECTRONICS - 3.8%
Etec Systems, Inc. (a)  116,600  3,396
Integrated Device Technology, Inc. (a)  365,300  4,292
Linear Technology Corp.  119,200  5,990
Maxim Integrated Products, Inc. (a)  92,300  4,880
Microchip Technology, Inc. (a)  66,800  2,088
OnTrak Systems, Inc. (a)  365,900  8,507
Sanmina Corp. (a)  43,600  2,180
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Tencor Instruments (a)  176,200 $ 7,819
Triumph Group, Inc. (a) . 73,100  1,855
  41,007
TOTAL TECHNOLOGY   152,996
TRANSPORTATION - 1.2%
RAILROADS - 1.2%
Wisconsin Central Transportation Corp. (a)  419,300  13,732
UTILITIES - 1.4%
TELEPHONE SERVICES - 1.4%
LCI International, Inc. (a)  250,400  4,163
Tel-Save Holdings, Inc. (a)  150,400  2,106
WorldCom, Inc. (a)  380,650  9,136
  15,405
TOTAL COMMON STOCKS
(Cost $995,264)   1,043,526
CASH EQUIVALENTS - 4.6%
Taxable Central Cash Fund (b) (Cost $50,424)  50,424,214  50,424
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,045,688)  $ 1,093,950
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $1,047,145,000. Net unrealized appreciation aggregated $46,805,000, of which $107,234,000 related to appreciated investment securities and $60,429,000 related to depreciated investment securities. The fund hereby designates approximately $62,077,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1997

ASSETS

Investment in securities, at value (cost $1,045,688) -                      $ 1,093,950
See accompanying schedule

Receivable for investments sold                                              30,948

Receivable for fund shares sold                                              2,577

Dividends receivable                                                         329

Interest receivable                                                          233

 TOTAL ASSETS                                                                1,128,037

LIABILITIES

Payable for investments purchased                                $ 15,674

Payable for fund shares redeemed                                  9,951

Accrued management fee                                            700

Other payables and accrued expenses                               317

 TOTAL LIABILITIES                                                           26,642

NET ASSETS                                                                  $ 1,101,395

Net Assets consist of:

Paid in capital                                                             $ 937,234

Undistributed net investment income                                          2,799

Accumulated undistributed net realized gain (loss)                           113,100
on investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                48,262
investments

NET ASSETS, for 77,013 shares outstanding                                   $ 1,101,395

NET ASSET VALUE, offering price and redemption price per                     $14.30
share ($1,101,395 (divided by) 77,013 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED APRIL 30, 1997

INVESTMENT INCOME                                                       $ 11,705
Dividends

Interest                                                                 5,586

 TOTAL INCOME                                                            17,291

EXPENSES

Management fee                                               $ 9,219
Basic fee

 Performance adjustment                                       1,539

Transfer agent fees                                           3,667

Accounting fees and expenses                                  612

Non-interested trustees' compensation                         8

Custodian fees and expenses                                   57

Registration fees                                             58

Audit                                                         47

Legal                                                         9

Miscellaneous                                                 8

 Total expenses before reductions                             15,224

 Expense reductions                                           (491)      14,733

NET INVESTMENT INCOME                                                    2,558

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain (loss) of     191,857
 $(115) on sales of investments in affiliated issuers)

 Foreign currency transactions                                (1)        191,856

Change in net unrealized appreciation (depreciation)                     (102,264)
on investment securities

NET GAIN (LOSS)                                                          89,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 92,150
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          APRIL 30,      APRIL 30,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 2,558        $ 10,595
Net investment income

 Net realized gain (loss)                                  191,856        126,038

 Change in net unrealized appreciation (depreciation)      (102,264)      127,572

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           92,150         264,205
FROM OPERATIONS

Distributions to shareholders                              (3,338)        (4,823)
From net investment income

 From net realized gain                                    (137,083)      (56,500)

 TOTAL DISTRIBUTIONS                                       (140,421)      (61,323)

Share transactions                                         1,492,515      1,757,604
Net proceeds from sales of shares

 Reinvestment of distributions                             137,693        60,345

 Cost of shares redeemed                                   (1,941,066)    (1,019,326)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (310,858)      798,623
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (359,129)      1,001,505

NET ASSETS

 Beginning of period                                       1,460,524      459,019

 End of period (including undistributed net investment    $ 1,101,395    $ 1,460,524
income of $2,799 and $6,386, respectively)

OTHER INFORMATION
Shares

 Sold                                                      101,183        130,754

 Issued in reinvestment of distributions                   9,326          4,521

 Redeemed                                                  (132,008)      (74,976)

 Net increase (decrease)                                   (21,499)       60,299


FINANCIAL HIGHLIGHTS
      YEARS ENDED APRIL 30,          THREE MONTH   MARCH 29, 1994
                                     PERIOD        (COMMENCEME
                                     ENDED         NT
                                     APRIL 30,     OF OPERATIONS)
                                                   TO
                                                   JANUARY 31,

      1997                    1996   1995          1995


SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 14.83   $ 12.01    $ 10.78       $ 10.00

Income from Investment Operations

 Net investment income                      .03 F     .11 G      .02           -

 Net realized and unrealized                .73       3.49       1.23          .92
 gain (loss)

 Total from investment operations           .76       3.60       1.25          .92



Less Distributions

 From net investment income                 (.03)     (.06)      -             -

 From net realized gain                     (1.26)    (.72)      (.02)         (.14)

 Total distributions                        (1.29)    (.78)      (.02)         (.14)

Net asset value, end of period             $ 14.30   $ 14.83    $ 12.01       $ 10.78

TOTAL RETURN B, C                           5.03%     30.84%     11.61%        9.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $ 1,101   $ 1,461    $ 459         $ 138

Ratio of expenses to average net            1.00%     1.02%      1.27% A       1.63% A
assets

Ratio of expenses to average net            .96% D    1.00% D    1.22% A, D    1.61% A,
assets after expense reductions                                                D

Ratio of net investment income (loss)       .17%      1.01%      .95% A        (.03)%
to average net assets                                                         A

Portfolio turnover rate                     155%      179%       163% A        190% A

Average commission rate E                  $ .0411


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.04 PER SHARE.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Dividends from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,208,427,000 and $2,565,688,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $18,657,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
(up to a maximum of ".20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .70% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $797,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender. The maximum loan and the average daily loan balances during the period for which the loan was outstanding amounted to $69,809,000 and $63,064,000, respectively. The weighted average interest rate was 5.50%. Interest earned from the interfund lending program amounted to $29,000 and is included in interest income on the Statement of Operations.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $472,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $10,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hot Topic, Inc.   $ 918 $ 570 $ - $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid-Cap Stock Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Fidelity Mid-Cap Stock Fund, including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, for the three month period ended April 30, 1995 and for the period March 29, 1994 (commencement of operations) to January 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Fidelity Mid-Cap Stock Fund as of April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the three month period ended April 30, 1995 and for the period March 29, 1994 (commencement of operations) to January 31, 1995, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1997
DISTRIBUTIONS


A total of 1.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 14% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
FIDELITY MID-CAP STOCK FUND
 82 DEVONSHIRE STREET
 BOSTON, MASSACHUSETTS 02109


TO THE SHAREHOLDERS:
The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on June 9, 1997, to shareholders of record at the opening of business on June 6, 1997, a distribution of $.72 derived from capital gains realized from sales of portfolio securities and $.01 derived from net investment income.
In the opinion of management, regardless of whether you took payments in cash or in additional shares, the distribution will be reportable for tax purposes for the year 1997. You will be notified at a later date as to the tax treatment of this distribution.
If your account is a Fidelity prototype retirement plan such as an Individual Retirement Account (IRA), a Keogh Plan, a 403(b), or a qualified pension or profit sharing plan, the above information is provided for informational purposes only and is not reportable for tax purposes in 1997.

FIDELITY MID-CAP STOCK FUND
June 6, 1997